UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 18, 2017

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1999 Mt. Read Blvd, Bldg. 3, Rochester, New York		14615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [ ]

Item 8.01 Other Events.

CurAegis Technologies, Inc. (“we”, “us”, or the “Company”) is filing this Current Report on Form 8-K for purposes of updating our risk factor disclosure contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 (the “2016 10-K”), filed with the Securities and Exchange Commission (the “SEC”) on March 20, 2017, by updating the risks disclosed therein and inserting a new risk factor to the risk factors that appear in the 2016 10-K.  These updated risk factors are intended to reflect the current status of our business and strategies:

We face a variety of risks inherent in perfecting our technologies to production-ready models and in our efforts to commercialize these technologies to generate revenues and profits. Below are certain significant factors that could adversely affect us and our prospects. Because of the following risks and uncertainties, our past financial performance should not be considered as an indicator of future performance.

We are a company focused on developing new technology and have not yet generated significant revenues.

We have a limited operating history and have not generated significant revenues since our founding in 1996. If revenue-generating sales and/or licenses of our technologies do not materialize or do not materialize on a timely basis, we will be compelled to seek additional equity financing or to incur debt to sustain operations which could have a material adverse effect on our business, financial condition and results of operations.

The results of research and development efforts may be uncertain and there can be no assurance of the commercial success of our technologies or future products.

The development of our products and services is complex and costly.  Some products currently under development or future product developments, including specific product features or functions, may not be technologically successful. In addition, the cost and length of our product development may be greater than we anticipate and we may experience delays in future product development or problems in design or qualify of our products. Unanticipated problems in developing products and services could also divert substantial research and development resources, which may impair our ability to develop products and services and could substantially increase our costs. If new or enhanced product and service introductions are delayed or not successful, we may not be able to achieve an acceptable return, if any, on our research and development efforts.  Even if our resulting products are technologically successful, they may not achieve market acceptance or compete effectively with our competitors’ products.

More specifically, our efforts to develop the CURA System, a wearable device consisting of hardware and software designed to measure a degradation of alertness in a person’s ability to perform a task or job, may not be technologically successful.   As of today, we have developed features including our CURA Score alertness monitoring, sleep tracking, manager dashboard interface, panic button, and Z-Coach fatigue management training.  We are working on bugs associated with these product features.  Other areas of development that we are pursuing or plan to pursue include a group wellness index, a man-down system for use with our panic button, and nutrition and wellness training programs, although there can be no assurance that will do so or that we will be able to successfully develop these product features.

Our efforts to develop our Aegis hydraulic pump, an innovative hydraulic pump that is smaller, lighter, and more efficient and cost competitive than other such pumps in the market, may not be technologically successful.

The timetable for our product development may be longer than we anticipate and we may experience delays in future product development or may elect not to pursue such development. Even if one or more of our resulting products or product features is technologically successful, it may not achieve market acceptance or compete effectively with our competitors’ technologies. In addition, there can be no assurance that our patent applications will result in patents being issued or that current or additional patents will afford protection against competitors.

We have only recently entered into the fatigue management business and we cannot predict our future results from operations of that business.

We entered the fatigue management business in October 2014. We have been developing and testing our initial fatigue management product and consequently there are currently no revenues from this line of business. Given our lack of operating history in this line of business, it is difficult to predict our future results. Investors should consider the risks and uncertainties that we may encounter as a pre-revenue-stage company in a new and unproven market. These uncertainties include:

●	our ability to design and engineer products having the desired technological features in a cost-efficient manner,
●	consumer demand for, and acceptance of products utilizing our technologies,
●	our ability to demonstrate the benefits of our products and services to end users, and
●	our ability to raise additional capital when needed on commercially acceptable terms.

Because we have not begun the production of our products, we cannot be certain of the cost to make these products, if and at what point meaningful production would begin and therefore we cannot be sure whether we can profitably produce and sell our products.

We are in the process of developing and producing limited quantities of products based on our present technology, and therefore we have not yet generated meaningful product sales. While we believe that we have a reasonable understanding of the approximate cost it will take to manufacture our products at varying production volumes, such costs are only estimates. Our business strategy assumes that our cost to manufacture our products will decrease as production volumes increase, but there can be no assurances that such cost savings will be realized at all or in the amounts that we assume. If we are unable to decrease our cost to manufacture as production volumes increase, we may not be as successful generating profit margins that we expect, which could adversely affect our financial condition or business.

If we are unable to adequately protect our intellectual property, our anticipated competitive advantage may disappear.

Our success will be determined in part by our ability to retain and obtain United States and foreign patent protection for our technology. Because of the substantial length of time and expense associated with developing new technology, we place considerable importance on patent protection. We intend to continue to rely on a combination of patent protection, technical measures, and nondisclosure agreements with our employees, suppliers and customers to establish and protect the ideas, concepts and documentation of technology developed by us. Our ability to compete and the ability of our business to grow could suffer if these intellectual property rights are not adequately protected. There can be no assurance that our patent applications will result in patents being issued or that current or future patents will afford protection against competitors. We rely on a combination of patents, trademarks and contractual rights to establish and protect our intellectual property. Failure of our patents, trademarks, non-disclosure agreements and other measures to provide protection of our technology and our intellectual property rights could enable our competitors to more effectively compete with us and have an adverse effect on our business, financial condition and results of operations. In addition, our trade secrets and proprietary know-how may otherwise become known or be independently discovered by others. No guarantee can be given that others will not independently develop substantially equivalent proprietary information or techniques, or otherwise gain access to our proprietary technology. In addition, we may be required to litigate in the future to enforce our intellectual property rights, or to defend against claims of infringement or invalidity. Any such litigation could result in substantial costs and diversion of resources and could have a material adverse effect on our business, financial condition or results of operations, and there can be no assurances of the success of any such litigation.

Although we believe that our technology does not and will not infringe upon the patents or violate the proprietary rights of others, it is possible such infringement or violation has occurred or may occur which could have a material adverse effect on our business.

Our business is heavily reliant upon patented and patentable technology. We are not aware of any infringement by us. In the event that products we sell are determined or alleged to infringe upon the patents or proprietary rights of others, we could be required to modify our products or obtain a license for the manufacture and/or sale of such products. In such event, there can be no assurance that we would be able to do so in a timely manner, upon acceptable terms and conditions, or at all, and the failure to do any of the foregoing could have a material adverse effect upon our business. Moreover, there can be no assurance that we will have the financial or other resources necessary to enforce or defend a patent infringement or proprietary rights violation action. In addition, if our products or proposed products are determined or alleged to infringe or likely to infringe upon the patents or proprietary rights of others, we could be subject to injunctive relief and, under certain circumstances, become liable for damages, which could also have a material adverse effect on our business and our financial condition.

If we fail to retain our key personnel and attract and retain additional qualified personnel, we might not be able to pursue our growth strategy.

Our future success depends upon the continued service of our management team and engineering staff who possess longstanding industry relationships and technical knowledge of our technology, products and operations. The loss of any of our key employees could negatively impact our ability to pursue our growth strategy and conduct operations. Although we believe that our relationship with these individuals is positive, there can be no assurance that the services of these individuals will continue to be available to us in the future.

Future growth in our business could make it difficult to manage our resources.

If we are successful in executing our business plan, we will place a significant strain on our business operations, management, and financial resources. Significant growth in our business may require us to expand our production capabilities, improve our operational, financial and information systems, and to effectively grow and manage our employee base. There can be no assurance that we will be able to successfully manage any substantial expansion of our business, including attracting and retaining qualified personnel. Any failure to properly manage our future growth could negatively impact our business and operating results.

We cannot predict our future capital needs and we may not be able to secure additional financing.

To date we have relied on sales of our equity securities and debt financing to finance our operations. We may need to raise additional funds in the future to fund our working capital needs, to fund more aggressive expansion of our business, to complete development, testing and marketing of our products, or to make strategic acquisitions or investments. We may require additional equity or debt financings, collaborative arrangements with corporate partners or funds from other sources for these purposes. No assurance can be given that necessary funds will be available for us to finance our development on acceptable terms, if at all. Furthermore, such additional financings may involve substantial dilution of our stockholders or may require that we relinquish rights to certain of our technologies or products. In addition, we may experience operational difficulties and delays due to working capital restrictions. If adequate funds are not available from operations or additional sources of financing, we may have to delay or scale back our growth plans.

There is currently a limited public market for our Common Stock, which may result in volatility and negatively impacting our trading price, and potentially causing investors to have difficulty when trying to sell the Common Stock issuable upon conversion of their Shares.

We are not required to meet certain quantitative and qualitative listing standards established by stock exchanges for the protection of investors. The market for our Common Stock is extremely limited, meaning that at any time and from time to time, there may not be enough sellers in the market to fill purchase orders and/or enough buyers in the market to fill sell orders for transactions where a given price is stipulated (i.e. “limit orders”). Such orders, therefore, may expire unfilled. Our Common Stock is volatile, meaning that purchase and/or sell orders for a numerically small number of shares (e.g. 500) may have a disproportionate positive or negative impact on the trading price at any time during any given trading day but especially, during the first and the last half-hour of trading. The market for our Common Stock is disproportionately influenced by market makers (i.e. broker/dealers) who agree to buy a limited number of shares of our Common Stock (e.g. 500 share blocks) during the course of a given trading day at various specified prices (the “bid”) who may negatively affect the trading price by periodically “lowering the bid” for our Common Stock without regard to company performance and/or disclosure of material events regarding our activities.

Our Common Stock is deemed to be a “penny stock,” which may make it more difficult for investors to sell their shares due to suitability requirements.

Unless the trading price for our Common Stock is $5.00 or more, the stock is classified as a “penny stock” by the Securities and Exchange Commission. This classification means that broker/dealers are required to determine whether our stock is a “suitable” investment for their customers, required to disclose to the customer certain bids, offers and quotations in our stock at least two days before executing a transaction and additionally are required to deliver certain information regarding the risks generally associated with penny stocks (e.g. lack of liquidity, volatility and the potential that the investor will lose his entire investment) at least two days prior to executing a penny stock transaction. These requirements may reduce the number of individuals who otherwise may purchase our Common Stock in the open market.

We may issue additional shares of capital stock in the future, which could cause dilution to all shareholders.

As of September 30, 2017, we are authorized to issue up to 400,000,000 shares of our Common Stock, of which a total of 123,257,000 shares are outstanding or are reserved for future issuance due to the exercise of outstanding stock options, warrants or the conversion of convertible debt or preferred stock. As of September 30, 2017, we have the authority to issue an additional 276,743,000 shares of Common Stock without obtaining shareholder approval.

We are authorized to issue up to 100,000,000 shares of our Preferred Stock, of which a total of 45,076,000 shares have been issued and are outstanding. As of September 30, 2017, our board has the authority to approve the issuance of an additional 54,924,000 shares of Preferred Stock subject to the approval of the holders of the outstanding Preferred Stock.

In the future, we may need to raise additional capital through the issuance of equity securities to finance our operations. Prior issuances of stock have resulted in substantial dilution to our shareholders, and such dilution may continue if we are required to finance our business with additional sales of our stock. Any issuance of additional shares of our Common Stock or Preferred Stock will dilute the percentage ownership interest of all shareholders and may dilute the book value per share of the Common Stock issuable upon conversion of the Shares.

The exercise of our outstanding options and warrants and conversion of our preferred stock may depress our stock price.

As of September 30, 2017, we had outstanding stock options and warrants to purchase an aggregate of 14,186,000 shares of our Common Stock at exercise prices ranging from $0.20 to $5.00 per share. In addition, we had 45,833,000 shares of Preferred Stock (including the impact of accrued dividends) with stated values ranging from $0.20 to $0.50 per share, convertible into shares of our Common Stock at a 1:1 ratio. To the extent that these securities are converted into Common Stock, dilution to our shareholders will occur, which may result in a decrease in the market price of our Common Stock.

Certain investors in our equity securities have significant voting power over management and corporate transactions.

As of September 30, 2017, we have one principal shareholder who controls approximately 43% of our outstanding voting securities. This principal shareholder and one other together control approximately 53% of our outstanding voting securities. If these shareholders act together, they will be able to exert significant control over our management and affairs requiring shareholder approval, including approval of significant corporate transactions.

We do not anticipate paying dividends in the foreseeable future, and the lack of dividends may have a negative effect on the stock price.

We have never declared or paid any cash dividends on our stock. We currently intend to retain our future earnings to support operations and to commercialize our products and, therefore, do not anticipate paying any cash dividends on our capital stock in the foreseeable future.

We cannot predict our future capital needs and we may not be able to secure additional financing.

To date, we have financed our operations by the sale of our securities and debt financings. We may need to raise additional funds in the future to fund our working capital needs, to fund future expansion of our business, to complete development, testing and marketing of our products, or to make strategic acquisitions or investments. We may require additional equity or debt financings, collaborative arrangements with corporate partners or funds from other sources for these purposes. No assurance can be given that necessary funds will be available for us to finance our development on acceptable terms, if at all. Furthermore, such additional financings may involve substantial dilution of our shareholders or may require that we relinquish rights to certain of our technologies or products. In addition, we may experience operational difficulties and delays due to working capital restrictions. If adequate funds are not available from operations or additional sources of financing, we may have to delay or scale back our growth plans.

The terms of any future financing arrangements may restrict our operations.

In the future, we may enter into financing arrangements with financial institutions or other lenders. These financing arrangements would likely require us to satisfy many financial covenants that could limit our ability to incur other indebtedness, pay dividends or engage in certain other types of transactions in the future.

Our ability to realize potential value from our net operating loss carry-forwards is highly speculative and subject to numerous material uncertainties.

As part of our business strategy we plan to explore whether there are opportunities to realize potential value from our net operating loss carry-forwards (“NOL Strategy”). Our net operating loss carry-forwards permit us to apply our net operating losses from prior fiscal years to taxable income in future years in order to reduce our tax liability.  As we have incurred losses since our inception, we are unable to realize value from our net operating loss carry-forwards unless we become profitable, either through the commercialization of the products we are developing or through the acquisition of a profitable company. The success of a NOL Strategy will be predicated on maintaining the value of and utilizing all or substantially all of our net operating loss carry-forwards to offset future taxable income of our company or any acquired company. This strategy would be adversely affected if we are unable to realize value from, or otherwise preserve and utilize, our net operating loss carry-forwards, including for any of the following reasons, none of which we have explored or researched as of October 18, 2017:

●	Past Ownership Changes. In the event that we are deemed to have undergone an “ownership change” as defined in Section 382(g)(1) of the Internal Revenue Code (the “Code”), our net operating loss carry-forwards generated prior to the ownership change would be subject to annual limitations, which could reduce, eliminate, or defer the utilization of these losses. Generally, an “ownership change” occurs if the percentage of the stock owned by one or more “5-percent shareholders” (as that term is defined for purposes of Section 382 of the Code) has increased by more than 50 percentage points over the lowest percentage of stock owned by those shareholders at any time during the “testing period”, which is generally the preceding three-year period.

●	Future Ownership Changes. Even if an ownership change has not occurred in the past, there is still the potential for an ownership change to occur under Section 382 of the Code as a result of future changes in stock ownership. For example, our issuance of additional stock in the future will result in additional ownership change.

●	Equity Structure Shift. Certain equity structure shifts, including certain reorganization type-transactions, public offerings, and similar transactions that give rise to a change in the ownership of the Company may result in a limitation or prohibition on the use of the net operating loss carry-forwards. Additionally, the IRS has viewed an acquisition of an ownership percentage in a company that is represented by certain equity instruments, including certain preferred stock, debt instruments, or stock options, as indicative of a transfer of a beneficial ownership interest in a company under Section 382 of the Code. Accordingly, when those instruments are issued, there could be an unintended ownership change that results in a limitation or prohibition on the use of the net operating loss carry-forwards.

●	De Facto Liquidation. In order to preserve our net operating loss carry-forwards, there must not be a “de facto liquidation” of the Company. The IRS has interpreted a “de facto liquidation” to include sales or the discontinuation of the current business of a company.

In light of the significant uncertainties inherent in the forward-looking statements made by us, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved.  Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements. Such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

October 18, 2017	By:	/s/ Richard A. Kaplan
Richard A. Kaplan
Chief Executive Officer